UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 21, 2013 (February 21, 2013)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

See the disclosure in Item 2.03 below which is incorporated herein by reference.  See the disclosure in Item 8.01 for disclosure regarding the Supplemental Indentures (as defined below).  Such disclosure is also incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 21, 2013, Rite Aid Corporation (the “Company”) amended and restated the credit agreement (the “Restated Credit Agreement”) governing its senior secured credit facility, which amendment and restatement, among other things, increased the maximum commitments under the Company’s existing senior secured revolving credit facility to $1.795 billion (the “Amended Revolver”). A portion of the net proceeds of the borrowings under the Amended Revolver and the Tranche 6 Term Loan (as defined below) were used to repay the Company’s $1.038 billion Tranche 2 Term Loan due 2014 and $331.7 million Tranche 5 Term Loan due 2018, each including accrued but unpaid interest, and to pay related fees and expenses.  Remaining net proceeds of the borrowings under the Amended Revolver and the Tranche 6 Term Loan were used to fund the early settlement of the Company’s previously announced cash tender offer for any and all of its outstanding 9.750% senior secured notes due 2016 (the “9.750% Notes”) and the related consent solicitation (collectively, the “9.750% Notes Tender Offer and Consent Solicitation”). A copy of the Restated Credit Agreement, dated as of February 21, 2013, is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Revolving borrowings under the Restated Credit Agreement will bear interest, at the Company’s option, at (i) an adjusted LIBOR rate, plus the Revolver Margin, or (ii) the greatest of (a) Citibank’s base rate, (b) the federal funds rate plus 0.50% and (c) the adjusted LIBOR Rate for a one-month interest period plus 1.00%, in each case plus the Revolver Margin. The “Revolver Margin” is 2.50% for LIBOR borrowings and 1.50% for base rate borrowings, and after May 31, 2013, can fluctuate depending on the amount of revolver availability, as specified in the Restated Credit Agreement. The Company is required to pay fees on the daily unused amount of the Amended Revolver in an amount per annum equal to 0.50% until May 31, 2013 and thereafter in an amount per annum equal to 0.50% or 0.375% depending on the amount of revolver availability. Amounts drawn under the Amended Revolver become due and payable on February 21, 2018; provided that such maturity date shall instead be ninety-one days prior to the maturity of the Company’s 7.5% senior secured notes due 2017, in the event that the Company does not repay or refinance such notes on or prior to such date, or ninety-one days prior to the maturity of the Company’s 9.5% senior notes due 2017, in the event that the Company does not repay or refinance such notes on or prior to such date.

On February 21, 2013, the Company borrowed $1.161 billion under a new term loan (the “Tranche 6 Term Loan”) under the Restated Credit Agreement. At the Company’s option, the Tranche 6 Term Loan bears interest at a rate per annum equal to either (i) an adjusted LIBOR rate (with a LIBOR floor of 1.00% per annum), plus the Tranche 6 Margin, or (ii) the greatest of (a) Citibank’s base rate, (b) the federal funds rate plus 0.50% and (c) the adjusted LIBOR Rate for a one-month interest period plus 1.00%, in each case plus the Tranche 6 Margin. The “Tranche 6 Margin” is 3.00% for LIBOR borrowings and 2.00% for base rate borrowings.

The Tranche 6 Term Loan is guaranteed by the subsidiary guarantors that guarantee the Company’s indebtedness under the senior secured credit facility and its outstanding guaranteed notes (the “Subsidiary Guarantors”). The Company must make mandatory prepayments of the Tranche 6 Term Loan (on a pro rata basis with any other term loan under its senior secured credit facility and other senior obligations that require the sharing of such prepayments) with the proceeds of asset dispositions and casualty events (subject to certain limitations). The Company is also required to make mandatory prepayments of the Tranche 6 Term Loan (on a pro rata basis with any other term loans under its senior secured credit facility) with a portion of any excess cash flow generated by the Company and with the proceeds of certain issuances of debt (subject to certain exceptions, including suspension of the excess cash flow prepayment event for the fiscal year ended March 2, 2013). If at any time the total credit exposure outstanding under the Company’s senior secured credit facility and the principal amount of the Company’s other senior obligations exceed the borrowing base, the Company will be required to make certain other mandatory prepayments to eliminate such shortfall.

The Tranche 6 Term Loan has a seven-year maturity, maturing February 21, 2020, and is subject to a 1.00% prepayment fee in the event the Tranche 6 Term Loan is prepaid on or prior to August 21, 2013, with the proceeds of a substantially concurrent incurrence of new loans or other indebtedness incurred for the primary purpose of repaying, refinancing or replacing the Tranche 6 Term Loan.

On February 21, 2013, the Company also executed a credit agreement (the “Second Priority Credit Agreement”) governing a new second priority secured term loan facility. On February 21, 2013, the Company borrowed $470.0 million under a new term loan (the “Tranche 1 Term Loan”) under the Second Priority Credit Agreement. The net proceeds of the borrowings under the Tranche 1 Term Loan were used, together with borrowings under the Amended Revolver, to fund the early settlement of the Company’s previously announced cash tender offer for any and all of its outstanding 10.375% senior secured notes due 2016 (the “10.375% Notes”) and the related consent solicitation (collectively, the “10.375% Notes Tender Offer and Consent Solicitation”). A copy of the Second Priority Credit Agreement, dated as of February 21, 2013, is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

At the Company’s option, the Tranche 1 Term Loan bears interest at a rate per annum equal to either (i) an adjusted LIBOR rate (with a LIBOR floor of 1.00% per annum), plus the Tranche 1 Margin, or (b) (ii) the greatest of (a) Citibank’s base rate, (b) the federal funds rate plus 0.50% and (c) the adjusted LIBOR Rate for a one-month interest period plus 1.00%, in each case plus the Tranche 1 Margin. The “Tranche 1 Margin” is 4.75% for LIBOR borrowings and 3.75% for base rate borrowings. The Tranche 1 Term Loan is guaranteed by the Subsidiary Guarantors.

The Tranche 1 Term Loan has a seven-and-a-half-year maturity, maturing August 21, 2020. All prepayments of the Tranche 1 Term Loan occurring on or prior to the third anniversary of the initial borrowing of the Tranche 1 Term Loan are subject to a prepayment premium in an amount equal to (i) 3.0% of the principal amount prepaid if such prepayment occurs on or prior to the first anniversary of such borrowing, (ii) 2.0% of the principal amount prepaid if such prepayment occurs on or prior to the second anniversary of such borrowing and (iii) 1.0% of the principal amount prepaid if such prepayment occurs on or prior to the third anniversary of such borrowing.

The amendment and restatement of the Restated Credit Agreement and the completion of the Tranche 6 Term Loan and the Tranche 1 Term Loan under the Company’s new Second Priority Credit Agreement are referred to collectively herein as the “Refinancing Transactions.”

Item 8.01.                                        Other Events.

On February 21, 2013, the Company also announced that it had received the requisite consents in the 9.750% Notes Tender Offer and Consent Solicitation, the 10.375% Notes Tender Offer and Consent Solicitation and its tender offer for any and all of its outstanding 6.875% senior debentures due 2013 (the “6.875% Debentures” and together with the 9.750% Notes and the 10.375% Notes, the “Old Notes”) and the related consent solicitation (together with the 9.750% Notes Tender Offer and

Consent Solicitation and the 10.375% Notes Tender Offer and Consent Solicitation, the “Tender Offers and Consent Solicitations”), respectively, to enter into (a) a Supplemental Indenture, dated as of February 21, 2013 (the “9.750% Supplemental Indenture”), among the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A. to the indenture governing the 9.750% Notes, (b) a Supplemental Indenture, dated as of February 21, 2013 (the “10.375% Supplemental Indenture”), among the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A. to the indenture governing the 10.375% Notes and (c) a Second Supplemental Indenture, dated as of February 21, 2013 (together with the 9.750% Supplemental Indenture and the 10.375% Supplemental Indenture, the “Supplemental Indentures”), between the Company and U.S. Bank Trust National Association to the indenture governing the 6.875% Debentures. As of midnight, Eastern Time, on February 13, 2013 (the “Consent Payment Deadline”), approximately (x) $257.1 million aggregate principal amount of the 9.750% Notes were tendered (representing approximately 62.7% of the outstanding 9.750% Notes), (y) $402.0 million aggregate principal amount of the 10.375% Notes were tendered (representing approximately 85.5% of the outstanding 10.375% Notes) and (z) $119.0 million aggregate principal amount of the 6.875% Debentures were tendered (representing approximately 66.0% of the outstanding 6.875% Debentures). The Company exercised its option to accept for payment and settle the Tender Offers with respect to Old Notes that were validly tendered at or prior to the Consent Payment Deadline (the “Early Settlement”). Such Early Settlement occurred on February 21, 2013, concurrently with the closing of the Refinancing Transactions and each Supplemental Indenture became effective at that time. The Tender Offers will expire at midnight, Eastern Time, on February 28, 2013 (the “Expiration Date”) unless the Tender Offers are extended or earlier terminated.  Although the Company has called the 9.750% Notes and 10.375% Notes that remain outstanding following the Tender Offers and Consent Solicitations for redemption (as discussed below), holders of such Old Notes may still validly tender their Old Notes prior to the Expiration Date.

The Supplemental Indentures eliminate or modify certain covenants and events of default and other provisions contained in the respective indentures governing the Old Notes. Copies of the Supplemental Indentures are filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

On February 21, 2013, the Company also delivered notice that it had called for redemption all of the 9.750% Notes and 10.375% Notes that remain outstanding following consummation of the Tender Offers and Consent Solicitations. The 9.750% Notes that remain outstanding will be redeemed at a price equal to 100.000% of their face amount, plus a make-whole premium and accrued and unpaid interest to, but not including, the date of redemption. The 10.375% Notes that remain outstanding will be redeemed at a price equal to 105.188% of their face amount, plus accrued and unpaid interest to, but not including, the date of redemption. Redemption of the remaining 9.750% Notes and 10.375% Notes, respectively, will occur on March 25, 2013.  The Company has prefunded all remaining payments on each of the remaining 9.750% Notes, 10.375% Notes and 6.875% Debentures and as a result, all such Old Notes will be satisfied and discharged as of the Company’s fiscal year end.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

4.1                               Supplemental Indenture, dated as of February 21, 2013, among Rite Aid Corporation, as issuer, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company,

N.A., as trustee, to the Indenture, dated as of June 12, 2009, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

4.2                               Supplemental Indenture, dated as of February 21, 2013, among Rite Aid Corporation, as issuer, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of July 9, 2008, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

4.3                               Second Supplemental Indenture, dated as of February 21, 2013, between Rite Aid Corporation, as issuer, and U.S. Bank Trust National Association, as trustee, to the Indenture, dated as of August 1, 1993, between Rite Aid Corporation and U.S. Bank Trust National Association (as successor trustee to Morgan Guaranty Trust Company of New York).

10.1                        Amended and Restated Credit Agreement, dated as of June 27, 2001, as amended and restated on February 21, 2013, among Rite Aid Corporation, the lenders from time to time party thereto and Citicorp North America, Inc., as administrative agent and collateral agent.

10.2                        Credit Agreement, dated as of February 21, 2013, among Rite Aid Corporation, the lenders from time to time party thereto and Citicorp North America, Inc., as administrative agent and collateral agent.

99.1                        Press Release announcing the completion of the Refinancing Transactions and early settlement of the Tender Offers and Consent Solicitations, dated February 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 21, 2013	By:	/s/ Marc A. Strassler
	Name:	Marc A. Strassler
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1

Supplemental Indenture, dated as of February 21, 2013, among Rite Aid Corporation, as issuer, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of June 12, 2009, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

4.2

Supplemental Indenture, dated as of February 21, 2013, among Rite Aid Corporation, as issuer, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of July 9, 2008, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

4.3

Second Supplemental Indenture, dated as of February 21, 2013, between Rite Aid Corporation, as issuer, and U.S. Bank Trust National Association, as trustee, to the Indenture, dated as of August 1, 1993, between Rite Aid Corporation and U.S. Bank Trust National Association (as successor trustee to Morgan Guaranty Trust Company of New York).

10.1

Amended and Restated Credit Agreement, dated as of June 27, 2001, as amended and restated on February 21, 2013, among Rite Aid Corporation, the lenders from time to time party thereto and Citicorp North America, Inc., as administrative agent and collateral agent.

10.2	Credit Agreement, dated as of February 21, 2013, among Rite Aid Corporation, the lenders from time to time party thereto and Citicorp North America, Inc., as administrative agent and collateral agent.

99.1	Press Release announcing the completion of the Refinancing Transactions and early settlement of the Tender Offers and Consent Solicitations, dated February 21, 2013.